Supplement dated November 19, 2013
to the Classes Institutional, R-1, R-2, R-3, R-4, and R-5 Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2013

(as supplemented on March 28, 2013, April 2, 2013, April 17, 2013, May 9, 2013, June 14, 2013,
September 13, 2013, September 20, 2013, and November 4, 2013)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

PRINCIPAL CAPITAL APPRECIATION FUND
Under the Sub-Advisor(s) and Portfolio Manager(s) heading for Edge Asset Management, Inc., add the following:

•	Sarah E. Radecki (since 2013), Associate Portfolio Manager & Senior Analyst

MANAGEMENT OF THE FUNDS
The Sub-Advisors
Under the Edge Asset Management, Inc. (“Edge”) heading, add the following:
Sarah E. Radecki joined Edge in 1999.  Ms. Radecki earned bachelor’s degrees in political science and economics from Saint Mary’s College of California and a master’s degree in economics from the University of California at Santa Barbara. She has earned the right to use the Chartered Financial Analyst designation.